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                                                                    EXHIBIT 23.1
                                                                    ------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 11, 1998, included in Cable Design Technologies Corporation and Subsidiaries' Form 10-K for the year ended July 31, 1998, and to all references to our Firm included in this Registration Statement.



                                         ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania,
  April 14, 1999